UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 7, 2007


                             QUIKBYTE SOFTWARE, INC.
                  --------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Colorado
                              -------------------
                 (State or other jurisdiction of incorporation)



 33-28465-LA                                              33-0344842
----------------------------                             -------------------
(Commission File Number)                                 (I.R.S. Employer
                                                         Identification No.)

                       7609 Ralston Road, Arvada, CO 80002
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               (Address of principal executive offices) (Zip Code)

         Registrant's telephone number, including area code: (303) 422-8127


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act
    (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))

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                   SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

     150,000,000 restricted common shares were issued for cash @ $.0001 par value per share, pursuant to the exemption from Registration under Section 4(2).


                SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

The Registrant has issued 150,000,000 restricted new shares of its common stock on February 2, 2007 which changes control to Ponce Acquisition LLC which constitutes 51% of the Registrants voting securities. The consideration paid was par value $.0001 per shares and funds used were personal funds.

There were no changes in business plans of Registrant as a result of the change in control.

There were no arrangements or understandings between members of both former or new control groups and their associates with respect to election of directors or other matters.







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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  February 7, 2007                             QUIKBYTE SOFTWARE, INC.



                                                  By: /s/ Reed Clayson
                                                  ---------------------------
                                                  Reed Clayson, President